                          SURRENDER OF NOTES AGREEMENT

      This Surrender of Notes Agreement ("Agreement") is entered into as of May 18, 2005, by and between:

      (a) Trussco, Inc. ("Trussco"), appearing through its undersigned authority, James C. Eckert;

      (b) Trussco Properties, LLC ("Trussco Properties"), appearing through its undersigned authority, James C. Eckert;

      (c) OMNI Energy Services Corp. ("OMNI"), appearing through its undersigned authority, James C. Eckert;

      (d) Larry Becker, et ux, (as used herein "Becker" shall refer to Larry Becker and his wife);

      (e) Craig Hargrave, et ux (as used herein "Hargrave" shall refer to Craig Hargrave and his wife);

      (f) N. R. Broussard, et ux (as used herein "N. R. Broussard" shall refer to N. R. Broussard and his wife );

      (g) Danny P. Broussard, et ux (as used herein "Danny Broussard" shall refer to Danny P. Broussard and his wife); and

      (h) OMNI Properties Corp., appearing through its undersigned authority, James C. Eckert.

                                   WITNESSETH:

      WHEREAS, on or about the 30th day of June, 2004, Trussco, Trussco Properties, and the shareholders and membership interest holders of both, entered into a Non-Employee Shareholder Stock Purchase and Sale Agreement and an Employee Shareholder Stock Purchase and Sale Agreement (the "Agreements") whereby 100% of the interest owned by N. R. Broussard, Danny P. Broussard and Larry Becker (non-employees) and Craig Hargrave, Karl Comeaux and Edward Laborde (employees) in both Trussco and Trussco Properties was transferred to OMNI; and

      WHEREAS, OMNI issued and delivered to the employees a promissory note dated June 30, 2004 in the original principal amount of $1,500,000.00 bearing interest at the rate of five (5%) percent per annum and having a term of thirty-six (36) months ("Seller Note No. 1"); and

      WHEREAS, OMNI issued and delivered to the employees a promissory note dated June 30, 2004 in the original principal amount of the lesser of: (i) $3,000,000.00 or (ii) the product of

3.12 times the average annual EBITDA for the thirty-six (36) month period ending December 31, 2006, less the sum of $9,000,000.00 and the amount of bank and shareholder debt of Trussco on June 30, 2004, bearing interest at the rate of five (5%) percent per annum and having a term of thirty-six (36) months ("Seller Note No. 2"); and

      WHEREAS, OMNI issued and delivered to the non-employees a promissory note dated June 30, 2004 in the original principal amount of $1,500,000.00 bearing interest at the rate of five (5%) percent per annum and having a term of thirty-six (36) months ("Seller Note No. 3"); and

      WHEREAS, General Electric Capital Corporation ("GECC") and OMNI are entering into a Credit Agreement of even date herewith pursuant to which GECC would provide to OMNI a $50 Million facility that would enable OMNI to restructure its debt;

      NOW THEREFORE, for the purpose of aiding OMNI in restructuring its overall debt, with GECC (the "GECC Transaction"), Becker, Hargrave, N. R. Broussard and Danny Broussard appear herein along with OMNI, Trussco and Trussco Properties and execute this Agreement and agree as follows:

      A. Becker. Contemporaneously with the execution of this Agreement, Becker shall execute and deliver a Subordination Agreement in favor of GECC and a Subordination Agreement in favor of Webster Business Credit Corporation ("WBCC"). Becker acknowledges and agrees that contemporaneously with the execution of this Agreement, Seller Note No. 3 shall be delivered to OMNI and marked "Paid in Full" in exchange for OMNI's obligations set forth below. Becker hereby irrevocably agrees that his 1/3 interest in Seller Note No. 3 is irrevocably paid and satisfied in full in exchange for the obligations of OMNI set forth below. In consideration of the delivery and surrender of the Seller Note No. 3 and the execution of the subordination agreements referenced above, OMNI agrees as follows:

            (1) OMNI agrees to pay Becker the amount of $250,000 in cash by wire transfer to the account designated by Becker within 90 days of closing the GECC Transaction;

            (2) Within 10 business days of closing the GECC Transaction, OMNI shall issue to Becker, 50,000 shares of its fully paid and non-assessable, $.01 par value common shares ("Common Shares").

      B. Hargrave Contemporaneously with the execution of this Agreement, Hargrave shall execute and deliver a Subordination Agreement in favor of GECC and a Subordination Agreement in favor of Webster Business Credit Corporation ("WBCC"). For and in consideration of Omni's obligations set forth below, Hargrave hereby transfers and assigns to Omni Properties Corp. all of his right, title and interest (which he represents is a 1/3 interest) in and to Seller Note No. 1 and Seller Note No. 2. Hargrave hereby irrevocably agrees that he accepts the obligations of Omni set forth below as irrevocable payment in full for the transfer to

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Omni Properties Corp. of his 1/3 interest in Seller Note No. 1 and Seller Note
No. 2 and irrevocably releases and relinquishes unto Omni Properties Corp. all his interests in Seller Note No. 1 and Seller Note No. 2. In consideration of the transfer and assignment by Hargrave of his 1/3 interest in Seller Note No. 1 and Seller Note No. 2 to Omni Properties Corp., a wholly owned subsidiary of OMNI, and Hargrave's execution and delivery of the subordination agreements referenced above, OMNI agrees as follows:

            (1) OMNI shall pay to Hargrave the amount of $250,000 in cash by wire transfer to the account designated by Hargrave within 90 days of Closing the GECC Transaction;

            (2) Within 10 business days of Closing the GECC Transaction, OMNI shall issue to Hargrave, 50,000 shares of its Common Shares.

      C. N. R. Broussard. Contemporaneously with the execution of this Agreement, N.R. Broussard shall execute and deliver a Subordination Agreement in favor of GECC and a Subordination Agreement in favor of Webster Business Credit Corporation ("WBCC"). N. R. Broussard acknowledges and agrees that contemporaneously with the execution of this Agreement, Seller Note No. 3 shall be delivered to OMNI and marked "Paid in Full" in exchange for OMNI's obligations set forth below. N.R. Broussard hereby irrevocably agrees that his 1/3 interest in Seller Note No. 3 is irrevocably paid and satisfied in full in exchange for the obligations of OMNI set forth below. In consideration of the delivery and surrender of the Seller Note No. 3 and the execution of the subordination agreements referenced above, OMNI agrees as follows:

            (1) OMNI shall pay to N. R. Broussard the amount of $250,000 in cash by wire transfer to the account designated by N. R. Broussard within 90 days of closing the GECC Transaction;

            (2) Within 10 business days of closing GECC Transaction, OMNI shall issue to N. R. Broussard, 50,000 shares of its Common Shares.

      D. Danny Broussard. Contemporaneously with the execution of this Agreement, Danny Broussard shall execute and deliver a Subordination Agreement in favor of GECC and a Subordination Agreement in favor of Webster Business Credit Corporation ("WBCC"). Danny Broussard acknowledges and agrees that contemporaneously with the execution of this Agreement, Seller Note No. 3 shall be delivered to OMNI and marked "Paid in Full" in exchange for OMNI's obligations set forth below. Danny Broussard hereby irrevocably agrees that his 1/3 interest in Seller Note No. 3 is irrevocably paid and satisfied in full in exchange for the obligations of OMNI set forth below. In consideration of the delivery and surrender of the Seller Note No. 3 and the execution of the subordination agreements referenced above, OMNI agrees as follows:

            (1) OMNI shall pay to Danny Broussard the amount of $250,000 in cash by wire transfer to the account designated by Danny Broussard within 90 days of closing the GECC Transaction;

            (2) Within 10 business days of closing the GECC Transaction, OMNI shall issue to Danny Broussard, 50,000 shares of its Common Shares.

      E. Securities Act Representations, Warranties and Understandings. Becker, Hargrave, N. R. Broussard and Danny Broussard hereby make the following representations and warranties to OMNI:

            (1) Accredited Investor. Becker, Hargrave, N. R. Broussard and Danny Broussard represent and warrant that they are each an accredited investor as that term is defined in Rule 501 of Regulation D, and are acquiring the Common Shares solely for their own account as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirement of the Securities Act and/or sales registered under the Securities Act; provided, however that in making such representation, neither agrees to hold the Common Shares for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Common Shares at any time in accordance with Federal and state securities laws applicable to such sale, transfer or disposition. Each has the knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in Common Shares.

            (2)   Information. OMNI has made available to Becker, Hargrave, N.
                  R. Broussard and Danny Broussard and their advisors and representatives, if any, information regarding the business, operations and financial condition of OMNI, and has granted to each the opportunity to ask questions of and receive answers from representatives of OMNI, its officers, directors, employees and agents concerning the Company. OMNI answered all of the questions asked by each, their advisors and representatives.

            (3) Limitations on Disposition. Becker, Hargrave, N. R. Broussard and Danny Broussard acknowledge that the Common Shares have not been and are not currently being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

            (4) Legend. Becker, Hargrave, N. R. Broussard and Danny Broussard understand that the certificates representing the Common Shares except as set forth below, shall bear at issuance a restrictive legend in substantially the following form:

                        "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered for sale, sold, transferred or assigned unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale."

                  Notwithstanding the foregoing, it is agreed that, as long as
                  (A) the resale or transfer (including without limitation a pledge) of any of the Common Shares is registered pursuant to an effective registration statement, (B) such Common Shares have been sold pursuant to Rule 144 under the Securities Act or any successor provision ("Rule 144"), subject to receipt by OMNI of customary documentation in connection therewith, or
                  (C) such Common Shares are eligible for resale under Rule 144(k) or any successor provision, such Common Shares shall be issued without any legend or other restrictive language and, with respect to Common Shares upon which such legend is stamped, OMNI shall issue new certificates with such legend to the holder upon request.

            (5) Reliance on Exemptions. Becker, Hargrave, N. R. Broussard and Danny Broussard understand that the Common Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that OMNI is relying upon the truth and accuracy of the representations and warranties of Becker, Hargrave, N. R. Broussard and Danny Broussard set forth herein in order to determine the availability of such exemptions and the eligibility of Becker, Hargrave, N. R. Broussard and Danny Broussard to acquire the Common Shares.

            (6) Non-Affiliate Status; Common Stock Ownership. Neither Becker, Hargrave, N. R. Broussard and Danny Broussard is an Affiliate of OMNI. Becker's, Hargrave's, N. R. Broussard's and Danny Broussard's investment in the Common Shares is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of OMNI's Board of Directors.

      F. Registration Rights. In addition, and in connection with the issuance of the Common Shares described above, OMNI warrants and represents that if for any reason, OMNI causes a registration statement to be filed with the intention of satisfying the requirements of the Securities and Exchange Act of 1933 for the purpose of authorizing the issuance of any additional Common Shares of OMNI, irrespective of the primary purpose of said issuance of additional Common Shares, OMNI shall include in said registration statement the 50,000 Common Shares issued to Becker, the 50,000 Common Shares issued to Hargrave the 50,000 Common Shares issued to N. R. Broussard and the 50,000 Common Shares issued to Danny Broussard without having Becker, Hargrave, N. R. Broussard and Danny Broussard incur any costs whatsoever. Notice of filing the registration statement shall be provided within 7 days of such filing.

      G. Rule 144. Should any party need a Rule 144 Opinion of Counsel letter to sale or transfer all or any portion of their respective Common Shares, OMNI will engage securities counsel at its sole cost and expense to render and deliver the opinion. In addition, OMNI will help facilitate any such transfer or sale by engaging brokers, to handle the transfer at OMNI's discount brokerage rate, but such fee is to be paid by the selling party, not OMNI.

      H. Agreement Not to Sue. OMNI agrees to not bring any action against or otherwise pursue Becker, Hargrave, N. R. Broussard or Danny Broussard for any breaches under the Agreements. OMNI reserves its rights to sue or otherwise pursue any and all other parties to the Agreements for breaches thereof. OMNI agrees to defend, indemnify and hold harmless Becker, Hargrave, N.R. Broussard and Danny Broussard from and against any action that Edward Laborde and/or Karl Comeaux might bring against one or more of them under or with respect to the Agreements.

      I. Confidentiality. The parties hereto agree to keep the terms and provisions of this Agreement confidential, except that the provisions hereof and a copy of this Agreement may be provided to GECC, WBCC and their respective counsel.

      J. Miscellaneous. This Agreement shall be binding upon the heirs, estates, representatives, successors, and assigns of the parties hereto. This Agreement shall constitute the entire agreement of the parties hereto relating to the subject matter hereof. It does not however, affect matters provided for in the original Agreements that are unaffected by this Agreement. No provision of this Agreement shall be amended, modified, or waived except as agreed in writing by the parties hereto. This Agreement shall be construed and enforced in accordance with the laws of the State of Louisiana. In the event any of the sections, paragraphs, provisions, sub-paragraphs, or portions thereof of this Agreement are held to be unenforceable and invalid by any Court of competent jurisdiction, the validity and enforceability of the remaining sections, paragraphs, provisions, sub-paragraphs, or portions thereof shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforceable to the fullest extent permitted by law. This Agreement is the product of mutual negotiations between Becker, Hargrave, N. R. Broussard, Danny Broussard, OMNI, Trussco and Trussco Properties. Becker, Hargrave, N. R, Broussard and Danny Broussard have obtained the advice of counsel prior to entering into this Agreement. This Agreement has been negotiated and drafted by all parties, and if any disagreement shall arise as to the construction or meaning of this Agreement, the parties hereto agree that the rule of contract interpretation that documents may be construed against the drafter shall have no application to this Agreement.

      K. Prevails Party Attorney Fees. If any party has to resort to legal action in order to enforce any provision of this Agreement, said party, if that party prevails, is entitled to reasonable attorney's fees to be set by the court.

      L. Representations and Warranties. Hargrave hereby represents that prior to the assignment set forth above, he had a 1/3 interest in each of Seller Note No.1 and Seller Note No. 2 and had not otherwise sold, assigned, encumbered or pledged any of his interest in such notes to any person or entity. Hargrave further represents and warrants that he had full right, power and authority to transfer and assign such interest to Omni Properties Corp. free and clear of all liens, security interests and encumbrances. Each of Becker, N. R. Broussard and Danny Broussard represent that he has not sold, assigned, encumbered or pledged any or all of his interest in Seller Note No. 3. Becker, N. R. Broussard and Danny Broussard hereby collectively represent and that they have full right, power and authority to surrender Seller Note No. 3 and accept the obligations of OMNI set forth herein in full satisfaction of Seller Note No. 3 and further authorize and direct any attorney holding Seller Note No. 3 on their behalf to deliver such note to OMNI contemporaneously with the execution of this Agreement.

      M. Further Assurances. At any time and from time to time, upon the written request of OMNI, each of Becker, Hargrave, N.R. Broussard and Danny Broussard agrees that he will promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as OMNI may deem desirable to accomplish the surrender, release and satisfaction of Seller Note No. 3 and the transfer and assignment of Hargrave's 1/3 interest in Seller Note No. 1 and Seller Note No. 2.

                                      TRUSSCO, INC.

May 18, 2005                          BY: /s/ James C. Eckert
                                          -------------------------------------
                                      Name:  James C. Eckert
                                      Title: Chief Executive Officer

                                      TRUSSCO PROPERTIES, LLC

May 18, 2005                          BY: /s/ James C. Eckert
                                          -------------------------------------
                                      Name:  James C. Eckert
                                      Title: Chief Executive Officer

                                      OMNI ENERGY SERVICES CORP.

May 18, 2005                          BY: /s/ James C. Eckert
                                      -----------------------------------------
                                      Name:  James C. Eckert
                                      Title: Chief Executive Officer

                                      OMNI PROPERTIES CORP.

May 18, 2005                          BY: /s/ James C. Eckert
                                      -----------------------------------------
                                      Name:  James C. Eckert
                                      Title: Chief Executive Officer

May 18, 2005                              /s/ Larry Becker
                                      -----------------------------------------
                                      Larry Becker

May 18, 2005                              /s/ Jacqueline Guilbeau Becker
                                      -----------------------------------------
                                      Jacqueline Guilbeau Becker

May 18, 2005                              /s/ Craig Hargrave
                                      -----------------------------------------
                                      Craig Hargrave

May 18, 2005                              /s/ Michele Broussard Hargrave
                                      -----------------------------------------
                                      Michele Broussard Hargrave

May 18, 2005                              /s/ N. R. Broussard
                                      -----------------------------------------
                                      N. R. Broussard

May 18, 2005                              /s/ Toni Faulk Broussard
                                      -----------------------------------------
                                      Toni Faulk Broussard

May 18, 2005                              /s/ Danny P. Broussard
                                      -----------------------------------------
                                      Danny P. Broussard

May 18, 2005                              /s/ Katherine Broussard
                                      -----------------------------------------
                                      Katherine Broussard